As filed with the Securities and Exchange Commission on November 7, 1997.
                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                      PACIFIC AEROSPACE & ELECTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Washington                                       91-1744587
 (State or Other Jurisdiction of                          (I.R.S. Employer
  Incorporation or Organization)                        Identification No.)

                              --------------------

                              434 Olds Station Road
                           Wenatchee, Washington 98801
                    (Address of Principal Executive Offices)

                               -------------------

                               AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED STOCK INCENTIVE PLAN
                              (Full Title of Plan)

                               ------------------

                                Donald A. Wright
                      Chief Executive Officer and President
                      PACIFIC AEROSPACE & ELECTRONICS, INC.
                             434 Olds Stations Road
                           Wenatchee, Washington 98801
                                 (509) 664-8000
                      (Name, Address, and Telephone number,
                   Including Area Code, of Agent for Service)

                               -------------------

                         Calculation of Registration Fee

Title of Securities to      Amount to be        Proposed Maximum              Proposed Maximum               Amount of
be Registered               Registered          Offering Price Per Share(1)   Aggregate Offering Price(1)    Registration Fee(1)
==============================================================================================================================
Common Stock, par           1,000,000           $6.0313                       $6,031,250                     $1,827.47
value $.001 per share

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the
     "Securities Act"), based on an estimated exercise price of $6.0313 per share (which is the average of the high and low prices of the Common Stock on the Nasdaq National Market on November 3, 1997 as reported by Nasdaq), for an estimated maximum aggregate exercise price of $6,031,250.

                                  INTRODUCTION


     This Form S-8 Registration Statement is filed by Pacific Aerospace & Electronics, Inc. (the "Company") relating to 1,000,000 additional shares of the Company's common stock, par value $.001 per share (the "Common Stock"), issuable upon the exercise of stock options or other rights granted or to be granted pursuant to Amendment No. 1 to the Company's Amended and Restated Stock Incentive Plan (the "Option Plan"). Pursuant to the Securities Act, the Company registers these securities in addition to securities of the same class previously registered on the Form S-8 Registration Statement relating to the Option Plan filed with the Securities and Exchange Commission (the "Commission") on June 11, 1997 under Registration No. 333-29007. In accordance with General Instruction E to Form S-8 under the Securities Act, the contents of that Registration Statement are incorporated herein by reference.

     In accordance with General Instruction E to Form S-8, the following exhibits are filed herewith:


Exhibit
Number    Description
-------   -----------

  4.1     Articles of Incorporation of Pacific Aerospace & Electronics, Inc. (1)
  4.2     Bylaws of Pacific Aerospace & Electronics, Inc. (1)
  4.3     Amended and Restated Stock Incentive Plan.(2)
  4.4     Amendment No. 1 to Amended and Restated Stock Incentive Plan.(3)
  5.1     Opinion of Stoel Rives LLP. (3)
  23.1    Consent of Moss Adams LLP. (3)
  23.2    Consent of Stoel Rives LLP (included in Exhibit 5.1). (3)
  24.1    Power of Attorney. (3)

--------------

(1) Incorporated by reference to the Company's Current Report on Form 8-K filed with the Commission on December 12, 1996.

(2) Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended November 30, 1996, filed with the Commission on January 3, 1997.

(3)  Submitted with this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on November 7, 1997.

                                     PACIFIC AEROSPACE & ELECTRONICS, INC.


                                     By: /s/ DONALD A. WRIGHT
                                         -------------------------------------
                                         Donald A. Wright
                                         Chief Executive Officer and President
                                         (Principal Executive Officer)


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated below as of November 7, 1997:


             Signature                                  Title
             ---------                                  -----

      /s/ DONALD A. WRIGHT*            Chief Executive Officer, President and
----------------------------------     Director (Principal Executive Officer)
          Donald A. Wright


       /s/ NICK A. GERDE*              Vice President Finance, Chief Financial
----------------------------------     Officer and Treasurer (Principal
           Nick A. Gerde               Financial and Accounting Officer)


      /s/ DONALD B. COTTON*            Director
----------------------------------
          Donald B. Cotton


     /s/ ALLEN W. DAHL, M.D.*          Director
----------------------------------
         Allen W. Dahl, M.D.


        /s/ URS DIEBOLD*               Director
----------------------------------
            Urs Diebold


     /s/ DALE L. RASSMUSSEN*           Director
----------------------------------
         Dale L. Rassmussen


       /s/ ROGER P. VALLO*             Director
----------------------------------
           Roger P. Vallo


      /s/ WILLIAM A. WHEELER*          Director
----------------------------------
          William A. Wheeler


    *By /s/ DONALD A. WRIGHT
        ----------------------------------
            Donald A. Wright
            (Attorney-in-Fact)

                                  EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------

  4.1     Articles of Incorporation of Pacific Aerospace & Electronics, Inc.(1)
  4.2     Bylaws of Pacific Aerospace & Electronics, Inc. (1)
  4.3     Amended and Restated Stock Incentive Plan.(2)
  4.4     Amendment No. 1 to Amended and Restated Stock Incentive Plan.(3)
  5.1     Opinion of Stoel Rives LLP. (3)
  23.1    Consent of Moss Adams LLP. (3)
  23.2    Consent of Stoel Rives LLP (included in Exhibit 5.1). (3)
  24.1    Power of Attorney. (3)

--------------

(1) Incorporated by reference to the Company's Current Report on Form 8-K filed with the Commission on December 12, 1996.

(2) Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended November 30, 1996, filed with the Commission on January 3, 1997.

(3)  Submitted with this Registration Statement.